UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     December 22, 1997

COMMISSION          REGISTRANT, STATE OF INCORPORATION,       I.R.S. EMPLOYER
FILE NUMBER           ADDRESS AND TELEPHONE NUMBER            IDENTIFICATION NO.


1-1443              CENTRAL AND SOUTH WEST CORPORATION            51-0007707
                    (A Delaware Corporation)
                    1616 Woodall Rodgers Freeway
                    Dallas, TX 75202
                    (214) 777-1000

0-346               CENTRAL POWER AND LIGHT COMPANY               74-0550600
                    (A Texas Corporation)
                    539 North Carancahua Street
                    Corpus Christi, Texas 78401-2802
                    (512) 881-5300

0-343               PUBLIC SERVICE COMPANY OF OKLAHOMA            73-0410895
                    (An Oklahoma Corporation)
                    212 East 6th Street
                    Tulsa, Oklahoma 74119-1212
                    (918) 599-2000

1-3146              SOUTHWESTERN ELECTRIC POWER COMPANY           72-0323455
                    (A Delaware Corporation)
                    428 Travis Street
                    Shreveport, Louisiana 71156-0001
                    (318) 222-2141

0-340               WEST TEXAS UTILITIES COMPANY                  75-0646790
                    (A Texas Corporation)
                    301 Cypress Street
                    Abilene, Texas 79601-5820
                    (915) 674-7000

GLOSSARY OF TERMS
The following abbreviations or acronyms used in this text are defined below:

ABBREVIATION OR ACRONYM       DEFINITION

CPL...........................Central Power and Light Company, Corpus Christi,
                              Texas
CSW...........................Central and South West Corporation, Dallas, Texas
PSO...........................Public Service Company of Oklahoma, Tulsa,
                              Oklahoma
SWEPCO........................Southwestern Electric Power Company, Shreveport,
                              Louisiana
WTU...........................West Texas Utilities Company, Abilene, Texas













FORWARD LOOKING INFORMATION

This report and other presentations made by CSW and its subsidiaries contain forward looking statements within the meaning of Section 21E of the Exchange Act. Although CSW and each of its subsidiaries believe that, in making any such statements, its expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Important factors that could cause actual results to differ materially from those in the forward looking statements include, but are not limited to: the impact of general economic changes in the U.S. and in countries in which CSW either currently has made or in the future may make investments; the impact of deregulation on the U.S. electric utility business; increased competition and electric utility industry restructuring in the U.S.; federal and state regulatory developments and changes in law which may have a substantial adverse impact on the value of CSW System assets; timing and adequacy of rate relief; adverse changes in electric load and customer growth; climatic changes or unexpected changes in weather patterns; changing fuel prices, generating plant and distribution facility performance; decommissioning costs associated with nuclear generating facilities; uncertainties in foreign operations and foreign laws affecting CSW's investments in those countries; the effects of retail competition in the natural gas and electricity distribution and supply businesses in the United Kingdom; and the timing and success of efforts to develop or acquire domestic and international power projects and utility assets. In the non-utility area, the aforementioned factors would also apply, and, in addition, would include: the ability to compete effectively in new areas, including telecommunications, power marketing and brokering, and other energy related services, as well as evolving federal and state regulatory legislation and policies that may adversely affect those industries generally or the CSW System's business in areas in which it operates.

ITEM 5.  OTHER EVENTS
         On December 22, 1997 CSW issued a news release, related to a proposed merger between CSW and American Electric Power Company, Inc., which is attached as an exhibit. CSW is the parent company of CPL, PSO, SWEPCO and WTU, as well as other subsidiaries involved in energy-related businesses, telecommunications and financial transactions.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(c)  Exhibits.

         Exhibit 99.1 CSW News Release dated December 22, 1997.

SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         CENTRAL AND SOUTH WEST CORPORATION


Date:  December 24, 1997

                                         By:  /S/ LAWRENCE B. CONNORS
                                                  Lawrence B. Connors
                                                  Controller




                                         CENTRAL POWER AND LIGHT COMPANY
                                         PUBLIC SERVICE COMPANY OF OKLAHOMA
                                         SOUTHWESTERN ELECTRIC POWER COMPANY
                                         WEST TEXAS UTILITIES COMPANY

Date:  December 24, 1997

                                         By:  /S/ R. Russell Davis
                                                  R. Russell Davis
                                                     Controller